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                                                                 EXHIBIT 25
                                                                 CONFORMED COPY
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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                        SECTION 305(b)(2)          |__|

                               ------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                 13-5160382
(State of incorporation                                  (I.R.S. employer
if not a U.S. national bank)                             identification no.)

48 Wall Street, New York, N.Y.                           10286
(Address of principal executive offices)                 (Zip code)

                               ------------------

                          FOREST CITY ENTERPRISES, INC.
               (Exact name of obligor as specified in its charter)

Ohio                                                     34-0863886
(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)

1100 Terminal Tower
50 Public Square
Cleveland, Ohio                                          44113-2203
(Address of principal executive offices)                 (Zip code)

                               ------------------

                                 Debt Securities
                       (Title of the indenture securities)

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1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
           Name                                        Address
--------------------------------------------------------------------------------

     Superintendent of Banks of the State of     2 Rector Street, New York,
     New York                                    N.Y.  10006, and Albany, N.Y.
                                                 12203

     Federal Reserve Bank of New York            33 Liberty Plaza, New York,
                                                 N.Y.  10045

     Federal Deposit Insurance Corporation       Washington, D.C.  20429

     New York Clearing House Association         New York, New York   10005

     (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

                                      -2-
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     6.   The  consent of the  Trustee  required  by Section  321(b) of the Act.
          (Exhibit  6  to  Form  T-1  filed  with  Registration   Statement  No.
          33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                       -3-


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                                    SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 3rd day of March, 1998.

                                         THE BANK OF NEW YORK

                                         By:     /S/VAN K. BROWN
                                            -----------------------
                                             Name:  VAN K. BROWN
                                             Title: ASSISTANT VICE PRESIDENT




                                      -4-
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                                                                      EXHIBIT 7
                                                                      ---------

                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK
                     of 48 Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries.
a member of the Federal Reserve System, at the close of business September 30, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                       Dollar Amounts
ASSETS                                                  in Thousands
Cash and balances due from depository
     institutions:
     Noninterest-bearing balances and currency
          and coin .................................   $ 5,004,638
     Interest-bearing balances .....................     1,271,514
Securities:
     Held-to-maturity securities ...................     1,105,782
     Available-for-sale securities .................     3,164,271
Federal funds sold and Securities purchased
     under agreements to resell ....................     5,723,829
Loans and lease financing
     receivables:
     Loans and leases, net of unearned
          income.............34,916,196
     LESS: Allowance for loan and lease
           losses............581,177
     LESS: Allocated transfer risk
          reserve..................429
     Loans and leases, net of unearned
          income, allowance, and reserve ...........    34,334,590
     Assets held in trading accounts ...............     2,035,284
     Premises and fixed assets (including
          capitalized leases) ......................       671,664
     Other real estate owned .......................       113,306
     Investments in unconsolidated subsidiaries
           and associated companies ................       210,685
     Customers' liability to this bank on
          acceptances outstanding ..................     1,463,446

     Intangible assets .............................       753,190
     Other assets ..................................     1,784,796
                                                      ------------
     Total assets ..................................   $57,536,995
                                                      ============

     LIABILITIES
     Deposits:
          In domestic offices ......................   $27,270,824
          Noninterest-bearing..12,160,977
          Interest-bearing.....15,109,847
          In foreign offices. Edge and
          Agreement subsidiaries, and IBFs .........    14,687,806
          Noninterest-bearing....657,479
          Interest-bearing.......14,030,327
     Federal funds purchased and Securities
          sold under agreements to re-purchase .....     1,946,099
     Demand notes issued to the US
          Treasury .................................       283,793
     Trading liabilities ...........................     1,553,539
     Other borrowed money:
          With remaining maturity of one
               year or less ........................     2,245,014
          With remaining maturity of more
               than one year through three
               years ...............................             0
          With remaining maturity of more
               than three years ....................        45,664
     Bank's liability on acceptances executed
          and outstanding ..........................     1,473,588
     Subordinated notes and debentures .............     1,018,940
     Other liabilities .............................     2,193,031
                                                      ------------
     Total liabilities .............................    52,718,298
                                                      ------------

EQUITY CAPITAL
Common stock .......................................     1,135,284
Surplus ............................................       731,319
Undivided profits and capital reserves .............     2,943,008
Net unrealized holding gains
     (losses) on available-for-sale securities .....        25,428
Cumulative foreign currency translation
     adjustments ..................................        (16,342)
                                                      -------------
Total equity capital ...............................     4,818,697
Total liabilities and equity capital ...............   $57,536,995
                                                      =============


     I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                           Robert E. Keilman

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

     J. Carter Bacot
     Thomas A. Renyi          Directors
     Alan R. Griffith